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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                    FORM 8-K



                                  CURRENT REPORT
                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) May 17, 1996
                                                         ------------


                           CALIFORNIA INDEPENDENT BANCORP
 ---------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    CALIFORNIA                 0-26552                   68-0349947
- ------------------     -----------------------------------------------------
   (State of             (Commission File Number)       (IRS Employer
   Incorporation)                                        Identification No.)


                 1005 Stafford Way, Yuba City, California 95991
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                    (Address of principal executive offices)



      Registrant's telephone number, including area code (916) 674-4444
                                                         --------------


 ---------------------------------------------------------------------------
        (Former name or former address, if changed since last report)


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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS

      A.  NASDAQ LISTING APPLICATION.
          --------------------------

          On May 17, 1996, California Independent Bancorp (the "Company") filed a listing application with NASDAQ for inclusion of its common stock in the NASDAQ National Market.

      B.  SHAREHOLDER APPROVAL OF THE ELIMINATION OF CUMULATIVE VOTING.
          ------------------------------------------------------------

          On May 29, 1996, at the Company's Annual Meeting of Shareholders, a majority of the shareholders of the Company voted to approve an amendment to the Company's Articles of Incorporation to eliminate cumulative voting. Such amendment eliminates cumulative voting for directors in the event the Company becomes a "listed corporation." Under California law, a "listed corporation" is a corporation with its shares listed on either the New York Stock Exchange or the American Stock Exchange or a corporation with 800 or more shareholders whose stock trades on the NASDAQ National Market System. The Company presently has more than 800 shareholders and is waiting for approval of its application to list its common stock on the NASDAQ National Market System.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of business acquired. Not applicable.

         (b)  Pro Forma financial information. Not applicable.

         (c)  Exhibits. See Index to Exhibits on page 4.


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                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CALIFORNIA INDEPENDENT BANCORP
                                           ---------------------------------
                                                      (COMPANY)


Date:         June 14, 1996                By:
      ------------------------------           -----------------------------
                                                 Annette Bertolini,
                                                 Senior Vice President
                                                 and Chief Financial Officer




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                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT                                                         SEQUENTIALLY
NUMBER                             EXHIBIT                     NUMBERED PAGE
- ------                             -------                     -------------

  4.1           Certificate of Amendment of Articles of               5
                Incorporation of California Independent
                Bancorp




                                        4


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                                  CERTIFICATE OF AMENDMENT
                                             OF
                                 ARTICLES OF INCORPORATION
                                             OF
                               CALIFORNIA INDEPENDENT BANCORP


      The undersigned certify that:

      1. They are the President and the Secretary, respectively, of California Independent Bancorp, a California corporation.

      2. The Articles of Incorporation of this corporation shall be amended by adding thereto a new Article SEVEN which shall read as follows:

           "SEVEN: CUMULATIVE VOTING

           No holder of any class of stock of the corporation shall be entitled to cumulate votes at any election of directors of the corporation. This provision shall become effective only when the corporation becomes a listed corporation within the meaning of
           Section 301.5 of the California Corporations Code."

      3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

      4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code. The total number of outstanding shares of the corporation is 1,451,278. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.


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      We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.



Date:       May 29, 1996                             ROBERT J. MULDER
      ----------------------------            --------------------------------
                                              Rober J. Mulder, President


                                                   ANNETTE DIER BERTOLINI
                                              --------------------------------
                                              Annette Dier Bertolini,
                                              Secretary



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